Exhibit 99.1 Accelerating innovation by daring to be different June 3, 2019

Forward Looking Statements THIS PRESENTATION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF DARÉ BIOSCIENCE, INC. (“DARÉ” OR THE “COMPANY”). THIS PRESENTATION INCLUDES CERTAIN INFORMATION OBTAINED FROM TRADE AND STATISTICAL SERVICES, THIRD PARTY PUBLICATIONS, AND OTHER SOURCES. DARÉ HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION AND THERE CAN BE NO ASSURANCE AS TO ITS ACCURACY. ALL STATEMENTS IN THIS PRESENTATION, OTHER THAN STATEMENTS OF HISTORICAL FACT, ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF FEDERAL SECURITIES LAWS. IN SOME CASES, YOU CAN IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMS SUCH AS “MAY,” ”WILL,” “EXPECT,” “PLAN,” “ANTICIPATE,” “STRATEGY,” “DESIGNED,” “COULD,” “INTEND,” “BELIEVE,” “ESTIMATE,” “TARGET,” OR “POTENTIAL” AND OTHER SIMILAR EXPRESSIONS, OR THE NEGATIVE OF THESE TERMS. AS USED IN THIS PRESENTATION, “FIRST-IN- CATEGORY” IS A FORWARD-LOOKING STATEMENT REGARDING MARKET POTENTIAL OF A PRODUCT CANDIDATE. FORWARD-LOOKING STATEMENTS INVOLVE RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT MAY CAUSE DARÉ’S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION RISKS AND UNCERTAINTIES RELATING TO: THE OUTCOME OR SUCCESS OF CLINICAL TRIALS; DARÉ’S ABILITY TO RAISE ADDITIONAL CAPITAL AS NEEDED; DARÉ’S ABILITY TO OBTAIN AND MAINTAIN INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES; DARÉ’S ABILITY TO DEVELOP PRODUCT CANDIDATES ON THE TIMELINES SET FORTH HEREIN; AND OTHER RISK FACTORS DESCRIBED IN DARÉ’S MOST RECENT ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION ARE CURRENT ONLY AS OF THE DATE HEREOF AND DARÉ DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT NEW INFORMATION, FUTURE DEVELOPMENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. 2

Vision: To become the premier innovation accelerator in women’s health. Mission: We achieve this by identifying, unlocking and advancing candidates with potential to be first-in-category, address persistent unmet needs, and promote a better quality of life for women. 3

Daring to be different • A pure play biopharmaceutical company focused on improving the health and well being of women. Our focus areas include: • Contraception / Pregnancy Prevention • Sexual Health • Vaginal Health • Fertility • Partnering is core to our licensing and value creation strategy: • Product candidates that are commercially viable and attractive to strategic partners • Candidates that have a data package including a proof-of-concept and/or the ability to leverage a 505(b)(2) regulatory pathway • Candidates with the potential to be first-in-category that address persistent unmet needs in women’s health • The ability to deliver products in a more personalized way for women 4

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DARE-BV1 Clindamycin 2% gel for Bacterial Vaginosis

DARE-BV1 Overview Bacterial Vaginosis (BV) Successful Proof of Concept • Vaginal application of DARE-BV1 (clindamycin phosphate 2%) demonstrated effectiveness against BV in a proof-of-concept investigator initiated study in women (n=30):1 • 86% of evaluable subjects met clinical cure endpoint at Test-of-Cure visit after single dose administered • Favorable efficacy profile over currently approved treatments 505(b)(2) Regulatory Pathway • Single Phase 3 clinical trial planned for FDA approval Attractive Market Opportunity • BV is the most common vaginal infection in women ages 15-44 2 • U.S. prevalence estimated to be ~21 million among women ages 14-49 2 • Approved prescription drugs have less than optimal clinical cure rates (37-68%) 3 • Opportunity for significant upside and market expansion Patent Coverage • Patents covering the licensed technology have been granted with terms through 2028 • Additional patents pending would have terms through 2035 1. Data on file 2. https://www.cdc.gov/std/bv/stats.htm 3. BV Product Data: http://www.clindesse.com/pdf/PI.pdf; http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf; http://www.accessdata.fda.gov/drugsatfda_docs/label/2014/205223s000lbl.pdf 7

Contraception Expected to be a $33 billion global category by 20231 1. Global Market Insights, https://globenewswire.com/news-release/2016/05/19/841462/0/en/Contraceptives-Market-size-to-exceed-33-Billion-by-2023-Global-Market-Insights-Inc.html

Ovaprene ® Overview New Contraceptive Option Successful Proof of Concept Study • Ovaprene demonstrated effectiveness in preventing sperm from entering the cervical canal in a proof-of-concept study in women (n=20):1 • No viable sperm in the cervical mucus • No colposcopic abnormalities CDRH (Device) Regulatory Pathway • Single pivotal clinical trial expected for FDA approval Attractive Market Opportunity • >$6 billion in US Rx sales of contraceptive products (2016).2 • 40 million women of reproductive age currently use a contraceptive method.3 Patent Coverage • Patents covering the licensed technology have been granted with terms through 3Q 2028 • Opportunity for Patent Term Extension (PTE) and potential new patents 1. Journal of Reproductive Medicine 2009; 54: 685-690 2. IMS NSP through Dec 2016 3. www.guttmacher.org, contraceptive fact sheet 9

Women’s Sexual Health & Wellness Female Sexual Arousal Disorder (FSAD) World market for both male and female sexual dysfunction drugs will reach 7.7 billion in 20191 1. https://www.visiongain.com/sexual-dysfunction-drugs-market-will-reach-7-7bn-in-2019-predicts-a-new-visiongain-study/

Female Sexual Arousal Disorder (FSAD) Sildenafil Cream, 3.6% Successful Proof of Concept • Sildenafil Cream, 3.6% improved genital blood flow in a proof-of-concept study (n=31):1 • Efficacy signal observed in both pre and postmenopausal patients • Excellent systemic/local safety and tolerability profile 505(b)(2) Regulatory Pathway • Ability to leverage the safety profile of sildenafil (Viagra®) for FDA submission package Attractive Market Opportunity2 • 33% of females in the U.S. (21 to 60 years old) experience symptoms of low or no sexual arousal • 16% (~10m women) are considered distressed and are seeking a solution to improve their condition Patent Coverage • Patents covering the licensed technology have been granted with terms through 2031 (through June 2029 in the U.S.) • No ANDA route: ANDA is not currently an option for topicals that result in low systemic uptake 1. Data on file 2. Ad Hoc Market Research: FSAD Prevalence Report (Oct 2015) conducted for SST LLC. Based on US Census projections for 2016. 11

Female Sexual Arousal Disorder (FSAD) Sildenafil Cream, 3.6% Hypoactive Sexual Female Sexual Vulvar-Vaginal Dyspareunia Desire Disorder Arousal Disorder Atrophy (HSDD) (FSAD) No Approved Products With its approval of Addyi®, FDA has now acknowledged and formally classified the distinct and separate disorders that comprise Female Sexual Dysfunction. Where HSDD is characterized primarily by a lack of sexual desire, FSAD is characterized primarily by an inability to attain or maintain sufficient physical sexual arousal. • INTRAROSA is a registered trademark of Endoceutics, Inc. • Imvexxy is a trademark of TherapeuticsMD, Inc. • Osphena is a registered trademark of Duchesnay USA, Pennsylvania, USA. • ESTRACE® is a registered trademark of Allergan Pharmaceuticals International Limited. • Premarin is a registered trademark of Pfizer Inc. 12 • Addyi is a registered trademark of Sprout Pharmaceuticals, Inc.

Portfolio Timeline Overview


2019
2020
2021
2022
2023
2024
Current Development Status
DARE-BV1^
(Bacterial Vaginosis)
Phase 3 Program
U.S.
Regulatory Review
Potential U.S.
Launch
Ovaprene®
(Contraception)
PCT* Study
Pivotal
U.S.
Regulatory Review
CDRH / Device Lead
Potential U.S.
Launch
Sildenafil Cream, 3.6%^
(FSAD)
Phase 2b Program
Phase 3
Two Phase 3 Trials
U.S. Regulatory Review

Timeline reflects management's current estimates and constitutes a forward looking statement subject to qualifications elsewhere in the presentation. Actual development timeline may be substantially longer, and Daré is under no obligation to update or review this estimate.

^505(b)(2) regulatory pathway anticipated.

*Ovaprene Post Coital Test (PCT) is a pre-pivotal clinical study.

Corporate & Investor Communications NASDAQ: DARE Trading as DARE since July 20, 2017 www.darebioscience.com 14